EXHIBIT 99.3
                                                                    ------------

                              EMPLOYMENT AGREEMENT
                              --------------------

          THIS EMPLOYMENT AGREEMENT ("Agreement") is made and entered into this 20th day of December, 2000, by and between BrightCube, Inc., a Nevada corporation formerly known as PhotoLoft, Inc. ("Employer"), and Al Marco, an individual ("Employee").

                                    RECITALS
                                    --------

          A. WHEREAS, Employee has experience and expertise applicable to employment with Employer to perform as the Chief Executive Officer of Employer, Employer has agreed to employ Employee and Employee has agreed to enter into such employment on the terms set forth in this Agreement.

          B. WHEREAS, Employee acknowledges that this Agreement is necessary for the protection of Employer's investment in its business, good will, products, methods of operation, information, and relationships with its customers and other employees.

          C. WHEREAS, Employer acknowledges that Employee desires definition of his compensation and benefits, and other terms of his employment.

          NOW, THEREFORE, in consideration thereof and of the covenants and conditions contained herein, the parties agree as follows:

                                    AGREEMENT
                                    ---------

          1.   TERM OF AGREEMENT
               -----------------

               1.1     Initial  Term.  The  initial term of this Agreement shall
                       -------------
begin on December 20, 2000 ("Commencement Date") and shall continue until the earlier of: (a) the date on which it is terminated pursuant to Section 5; or (b) three (3) years following the Commencement Date ("Initial Term"). After the expiration of the Initial Term, Employee shall be employed on an at-will basis, with either party able to terminate the employment, with or without cause and with or without notice.

          2.   EMPLOYMENT
               ----------

               2.1     Employment  of  Employee.  Employer  agrees  to  employ
                       ------------------------
Employee to render services on the terms set forth herein. Employee hereby accepts such employment on the terms and conditions of this Agreement.

               2.2     Position  and  Duties.  Employee shall serve as the Chief
                       ---------------------
Executive Officer of Employer, reporting to the Board of Directors of Employer, and shall have the general powers and duties of management usually vested in that office in a corporation and such other powers and duties as may be prescribed from time to time by the Board of Directors.

                                                                    EXHIBIT 99.3
                                                                    ------------

               2.3     Board  Membership.  For so long as Employee is serving as
                       -----------------
the Chief Executive Officer of Employer, Employer will nominate Employee to serve as a member of its Board of Directors and will take reasonable commercial actions to assure that Employee is elected as a member of the Board of Directors. Employee agrees to serve in such capacity for no additional compensation beyond that already provided in this Agreement.

               2.4     Standard of Performance.  Employee agrees that he will at
                       -----------------------
all times faithfully and industriously and to the best of his ability, experience and talents perform all of the duties that may be required of and from him pursuant to the terms of this Agreement. Such duties shall be performed at such place or places as the interests, needs, business and opportunities of Employer shall require or render advisable.

               2.5     Exclusive  Service.  Employee  shall  devote  all  of his
                       ------------------
business energies and abilities and all of his productive time to the performance of his duties under this Agreement (reasonable absences during holidays and vacations excepted), and shall not, without the prior written consent of Employer, render to others any service of any kind (whether or not for compensation) that, in the sole opinion of Employer, would materially interfere with the performance of his duties under this Agreement. The foregoing notwithstanding, the expenditure of reasonable amounts of time for personal business, charitable, community or professional activities will not be deemed a breach of this Agreement, provided that such activities, individually or in the aggregate, in the opinion of Employer do not interfere materially with the performance of Employee's duties hereunder, and further provided that in engaging in such activities he complies with the confidentiality and duty of loyalty provisions of this Agreement. The foregoing notwithstanding, Employer acknowledges that Employee owns 100% of Marco Fine Arts and consents to the retention of such ownership so long as Marco Fine Arts does not compete with the business of Employer.

          3.   COMPENSATION
               ------------

               3.1     Compensation.  During  the  term  of  this  Agreement,
                       ------------
Employer  shall  pay  the  amounts  and  provide  the benefits described in this
Section 3, and Employee agrees to accept such amounts and benefits in full payment for Employee's services under this Agreement.

               3.2     Base  Salary.  Employer  shall  pay  to  Employee  a base
                       ------------
salary of $240,000 annually in equal semi-monthly installments, less applicable taxes. At Employer's sole discretion, Employee's base salary may be increased annually.

               3.3     Discretionary  Bonus.  If  Employer's revenue for 2001 is
                       --------------------
at least $17 million and EBITDA is at least $3 million, Employee shall receive, at Employee's option, either (i) a bonus of 100% of Base Salary in cash or (ii) a stock option grant for the number of shares of Employer's common stock (the "Common Stock") equal to 120% of Base Salary divided by the average closing stock price. The determination of revenue and EBITDA for purposes of this calculation shall be such amounts from or derived from Employer's audited 2001 financial statements. Such bonus shall be paid within 3 months of December 31, 2001. For purposes of this section only, "average closing stock price" shall mean the average of the closing prices of the Common Stock for the 10 trading days prior to the date the bonus is paid. All stock options granted under this
Section 3.3 shall be granted at fair market value on the date of grant and shall vest in accordance with the terms of Employer's policies then in effect for similarly situated employees. Employee is eligible to receive an annual bonus in subsequent years of this agreement, as determined by the Board of Directors in its sole discretion. Such discretionary bonus will be based on performance criteria and milestones. Both the performance criteria and milestones are to be established by the Board of Directors within four (4) months after each Employer year end.

                                                                    EXHIBIT 99.3
                                                                    ------------

               3.4     Equity Incentive Plan.
                       ---------------------

                    (a) Employee shall be granted an option to purchase 1,500,000 shares of the Common Stock, at an exercise price equal to the closing market price of the Common Stock on the day of the grant, which will be the first day of employment, vested over a three (3) year period, as follows:
1/12th each 3 months from the Commencement Date. The other terms and conditions of Employee's option shall be as set forth in the option documents evidencing the same, and such option shall be subject to the terms and conditions of the option plan of Employer.

                    (b) Except as otherwise set forth herein, vesting of options will cease upon the termination of Employee's employment with Employer.

               3.5     Fringe  Benefits.  Subject  to  Section  3.7  and  upon
                       ----------------
satisfaction of the applicable eligibility requirements, Employee shall be entitled to all fringe benefits which Employer may make generally available from time to time for similar employees. Such benefits shall include without limitation those available, if any, under any group insurance, profit sharing, pension or retirement plans or sick leave policy.

               3.6     Vacations.  During  Employee's  first  year of employment
                       ---------
with Employer, as measured from the Commencement Date, Employee shall accrue, on a daily basis, a total of fifteen (15) days vacation per year. After Employee's completion of one full year of employment with Employer, as measured from the Commencement Date, Employee shall accrue, on a daily basis, a total of twenty
(20) days vacation per year. However, in no event shall Employee's accrued and unused vacation exceed a total of thirty (30) days. Any accrued but unused vacation will be paid to Employee at the time that his employment is terminated.

               3.7     Deduction  from  Compensation.  Employer shall deduct and
                       -----------------------------
withhold from all compensation payable to Employee all amounts required to be deducted or withheld pursuant to any present or future law, ordinance, regulation, order, writ, judgment, or decree requiring such deduction and withholding.

          4.     REIMBURSEMENT  OF  EXPENSES
                 ---------------------------

               4.1     Travel  and  Other  Expenses.  Employer  shall  pay to or
                       ----------------------------
reimburse Employee for those travel, promotional and similar expenditures incurred by Employee which Employer determines are reasonably necessary for the proper discharge of Employee's duties under this Agreement and for which Employee submits appropriate receipts and indicates the amount, date, location and business character in a timely manner.

                                                                    EXHIBIT 99.3
                                                                    ------------

               4.2     Liability  Insurance.  Employer  shall  provide  Employee
                       --------------------
with officers and directors' insurance, or other liability insurance, consistent with its usual business practices, to cover Employee against all insurable events related to his employment with Employer.

          5.     TERMINATION
                 -----------

               5.1     Termination  by  Employer  With Good Cause.  Employer may
                       ------------------------------------------
terminate Employee's employment at any time, without notice, for Good Cause (as defined below). If Employer should terminate Employee's employment with Good Cause, Employer shall pay Employee his salary prorated through the date of termination, at the rate in effect at the time notice of termination is given, together with any benefits, such as vacation, accrued through the date of termination. Employer shall have no further obligations to pay any compensation or any other benefits to Employee under this Agreement or any other agreement, and all unvested options will terminate.

               5.2     Good  Cause.  For  purposes  of  this  Agreement,  a
                       -----------
termination shall be for "Good Cause" if Employee, in the subjective, good faith opinion of Employer, shall:

                    (a) be convicted of (1) any felony or (2) a misdemeanor which, in the sole, but good faith, opinion of Employer involves moral turpitude;

                    (b) commit an act, or fail to commit an act, that amounts to willful misconduct, wanton misconduct or gross negligence;

                    (c) engage in any activity that is in conflict with Employee's employment, provided that, for the purpose of this subsection only, with respect to the first such act only, and only if such act is curable, Employee shall have 3 days within which to cure the violation, after receiving written notice from Employer specifying in reasonable detail the basis for any such violation;

                    (d) commit an act of fraud, misappropriation of funds or embezzlement in connection with his duties;

                    (e) breach Employee's fiduciary duty to Employer, including, but not limited to, acts of self-dealing (whether or not for personal profit);

                    (f) materially breach this Agreement, provided that, for purposes of this subsection only, and with respect to the first such breach only, Employee shall have 15 days within which to cure the breach, if curable, after receiving written notice from Employer specifying in reasonable detail the basis for any breach; or

                    (g) fail to substantially perform the responsibilities and duties specified herein (other than any such failure resulting from Employee's incapacity due to physical or mental illness), provided that, for the purpose of this subsection only, and with respect to the first failure on particular grounds, and three such failures in total during the course of this Agreement, only, Employee shall have 15 days within which to cure the failure, after receiving written notice from Employer specifying in reasonable detail the basis for any failure.

                                                                    EXHIBIT 99.3
                                                                    ------------

               5.3     Termination  by  Employer  Without  Good  Cause.
                       -----------------------------------------------

                    (a) If Employer terminates Employee's employment without Good Cause within 18 months of the Commencement Date, then Employer shall pay
Employee: (i) all accrued but unpaid base salary and vacation through the date of such termination, in a lump sum; and (ii) an amount equal to the remainder of the base salary in effect at the time through the Initial Term.

                    (b) If Employer terminates Employee's employment without Good Cause after the 18th month from the Commencement Date, then Employer shall pay Employee: (i) all accrued but unpaid base salary and vacation through the date of such termination, in a lump sum, and (ii) the lesser of (A) twelve (12) months salary (at the rate in effect at the time of termination) or (B) the remaining base salary that would be payable through the conclusion of the Initial Term.

                    (c)     The  severance  payments  under  either  subsection
(2)(a)(ii) or subsection (2)(b)(ii) above, will be made in 24 equal semi-monthly installments, beginning fifteen (15) days after the effective date of the Release noted below.

                    (d) Notwithstanding anything else set forth herein, Employer shall not be required to pay any amount under this Section 5.3 that would reduce Employer's cash balance below $4 million at the date of termination. For purposes of this Section 5.3 cash shall include cash and what would be considered cash equivalents under Generally Accepted Accounting Principles.

                    (e) In addition, if Employee is terminated without Good Cause, all of Employee's unvested stock options that have been granted under
Section 3.4 and Section 3.3, to the extent that they have actually been granted, shall vest as of the date of termination. To be eligible for any payments and/or accelerated vesting as set forth in this Section 5.3 (other than payment for accrued salary and accrued vacation days), Employee must execute a Separation Agreement and General Release substantially in the form attached hereto as Exhibit A (the "Release") for the benefit of the Employer. Employer shall have no further obligations to Employee under this Agreement.

               5.4     Change  in  Control.
                       -------------------

                    (a) If Employee's employment is terminated, without "Good Cause," during the first 12 months following a Change in Control, then Employer shall pay Employee: (i) all accrued but unpaid base salary and vacation through the date of such termination, in a lump sum, and (ii) the lesser of (A) twelve (12) months salary (at the rate in effect at the time of termination) or (B) the remaining base salary that would be payable through the conclusion of the Initial Term.

                    (b) The payment referred to in subsection (a)(ii) shall be made in 24 equal semi-monthly installments, beginning fifteen (15) days after the effective date of the Release noted above. In addition, all of Employee's unvested options that have been granted under Section 3.4 and Section 3.3, to the extent that they have actually been granted, shall vest as of the date of termination. To be eligible for such payment referenced in subsection (a)(ii) and to receive the accelerated vesting on his options, Employee must execute the Release. Employer shall have no further obligations to Employee under this Agreement.

                                                                    EXHIBIT 99.3
                                                                    ------------

                    (c) For purposes of this Agreement, a "Change in Control" shall mean any sale or other disposition of all or substantially all of the assets of Employer, or the acquisition, in a single transaction or series of related transactions, of more than fifty percent (50%) of the outstanding shares of the voting stock of Employer by one party or by two or more parties acting in concert, provided that a Change in Control shall not be deemed to have occurred by virtue of a sale of equity or debt to unrelated investors or a strategic partner for fair market value or greater. Notwithstanding anything herein to the contrary, if Employee is a person or member of a group that acquires control of Employer in an event that would otherwise be a Change in Control, such event shall not be deemed a Change in Control and Employee shall have no right to benefits hereunder as a result of such event.

               5.5     Death  or  Disability.  To  the  extent  consistent  with
                       ---------------------
federal and state law, Employee's employment, salary, and accrual of commissions shall terminate on his death or disability. "Disability" means any health condition, physical or mental, or other cause beyond Employee's control, that prevents him from performing his duties, even after reasonable accommodation is made by Employer, for a period of 180 consecutive days within any 360 day period. In the event of termination due to death or Disability, Employer shall pay Employee (or his legal representative) his salary prorated through the date of termination, at the rate in effect at the time of termination, together with any benefits, including, without limitation, prorated bonus (to the extent earned) and vacation, accrued through the date of termination. Employee shall also be entitled to receive an amount equal to the lesser of: (i) six (6) months salary (at the rate in effect at the time of termination); or (ii) the remaining salary that would be payable through the conclusion of the Initial Term. This payment will be made in 12 equal semi-monthly installments, beginning fifteen
(15) days after the effective date of the Release noted above. To be eligible for this payment, Employee (or his legal representative) must execute the Release. Employer shall have no further obligations to Employee (or his legal representative) under this Agreement.

               5.6     Return  of Employer Property.  Within five (5) days after
                       ----------------------------
the Termination Date, Employee shall return to Employer all products, books, records, forms, specifications, formulae, data processes, designs, papers and writings relating to the business of Employer including without limitation proprietary or licensed computer programs, customer lists and customer data, and/or copies or duplicates thereof in Employee's possession or under Employee's control. Employee shall not retain any copies or duplicates of such property and all licenses granted to him by Employer to use computer programs or software shall be revoked on the Termination Date.

          6.     DUTY  OF  LOYALTY
                 -----------------

               6.1 During the term of this Agreement, Employee shall not, without the prior written consent of Employer, directly or indirectly render services of a business, professional, or commercial nature to any person or firm, whether for compensation or otherwise, or engage in any activity directly or indirectly competitive with or adverse to the business or welfare of Employer, whether alone, as a partner, or as an officer, director, employee, consultant, or holder of more than 1% of the capital stock of any other corporation. Otherwise, Employee may make personal investments in any other business so long as these investments do not require him to participate in the operation of the companies in which he invests.

                                                                    EXHIBIT 99.3
                                                                    ------------

          7.     NO  SOLICITATION  OF  EMPLOYEES  OR  CUSTOMERS
                 ----------------------------------------------

               Employee agrees that during his employment with Employer, and for one (1) year thereafter, he will not, with respect to fields in which Employee knows, or has reason to know, that Employer conducts, or intends to conduct, business at the time Employee's employment is terminated, directly or indirectly call on, or otherwise solicit, or accept business from any actual customer or potential customer known by Employee to be targeted by Employer, nor will he assist others in doing so. Employee further agrees that he will not, during the period stated above, encourage or solicit any other employee of Employer to terminate his or her employment for any reason, nor will he assist others to do so.

          8.     OTHER  PROVISIONS
                 -----------------

               8.1     Compliance  With  Other  Agreements.  Employee represents
                       -----------------------------------
and warrants to Employer that the execution, delivery and performance of this Agreement will not conflict with or result in the violation or breach of any term or provision of any order, judgment, injunction, contract, agreement, commitment or other arrangement to which Employee is a party or by which he is bound, including without limitation any agreement restricting the sale of products similar to Employer's products in any geographic location or otherwise. Employee acknowledges that Employer is relying on his representation and warranty in entering into this Agreement, and agrees to indemnify Employer from and against all claims, demands, causes of action, damages, costs or expenses (including attorneys' fees) arising from any breach thereof.

               8.2     Inventions  Agreement.  Employee  agrees  that  he  will
                       ---------------------
execute  Employer's standard agreement regarding inventions and confidentiality.

               8.3     Injunctive  Relief.  Employee  acknowledges  that  the
                       ------------------
services to be rendered under this Agreement and the items described in Sections 6, and 7 are of a special, unique and extraordinary character, that it would be difficult or impossible to replace such services or to compensate Employer in money damages for a breach of this Agreement. Accordingly, Employee agrees and consents that if he violates any of the provisions of this Agreement, Employer, in addition to any other rights and remedies available under this Agreement or otherwise, shall be entitled to temporary and permanent injunctive relief, without the necessity of proving actual damages and without the necessity of posting any bond or other undertaking in connection therewith.

               8.4     Attorneys'  Fees.  The  prevailing  party  in any suit or
                       -----------------
other proceeding brought to enforce, interpret or apply any provisions of this Agreement, shall be entitled to recover all costs and expenses of the proceeding and investigation (not limited to court costs), including all attorneys' fees.

                                                                    EXHIBIT 99.3
                                                                    ------------

               8.5     Counsel.  The  parties  acknowledge  and  represent that,
                       -------
prior to the execution of this Agreement, they have had an opportunity to consult with their respective counsel concerning the terms and conditions set forth herein. Additionally, Employee represents that he has received independent legal advice concerning the taxability of any consideration received under this Agreement. Employee has not relied upon any advice from Employer and/or its attorneys with respect to the taxability of any consideration received under this Agreement. Employee further acknowledges that Employer has not made any representations to him with respect to tax issues.

               8.6     Nondelegable  Duties.  This  is a contract for Employee's
                       --------------------
personal services. The duties of Employee under this Agreement are personal and may not be delegated or transferred in any manner whatsoever, and shall not be subject to involuntary alienation, assignment or transfer by Employee during his life.

               8.7     Entire  Agreement.  This  Agreement is the only agreement
                       -----------------
and understanding between the parties pertaining to the subject matter of this Agreement, and supersedes all prior agreements, summaries of agreements, descriptions of compensation packages, discussions, negotiations, understandings, representations or warranties, whether verbal or written, between the parties pertaining to such subject matter.

               In addition, Employee acknowledges and agrees that any and all employment agreements, arrangements or understandings between Employee and EVG (the "EVG Employment Arrangements"), if any, are terminated as of the date of this Agreement and that neither Extreme Velocity Group, Inc. or its predecessors (together, "EVG"), the surviving corporation in the merger of PhotoL Acquisition Corp. with and into EVG (the "Surviving Corporation") nor Employer have any obligations to Employee in connection with or with respect to such EVG Employment Arrangements.

               Furthermore, Employee fully and forever releases and discharges Employer, EVG and the Surviving Corporation and each of their current, former and future parents, subsidiaries, related entities, employee benefit plans and their fiduciaries, predecessors, successors, officers, directors, shareholders, agents, employees and assigns, with respect to any and all claims, liabilities and causes of action arising from or in connection with the EVG Employment Arrangements, Employee's employment with EVG prior to the date hereof or the cessation of such prior employment.

               8.8     Governing  Law.  The  validity,  construction  and
                       --------------
performance of this Agreement shall be governed by the laws, without regard to the laws as to choice or conflict of laws, of the State of California.

               8.9     Venue.  If  any dispute arises regarding the application,
                       -----
interpretation or enforcement of any provision of this Agreement, including fraud in the inducement, such dispute shall be resolved either in federal or state court in Los Angeles, California.

               8.10     Severability.  The invalidity or unenforceability of any
                        ------------
particular provision of this Agreement shall not affect the other provisions, and this Agreement shall be construed in all respects as if any invalid or unenforceable provision were omitted.

                                                                    EXHIBIT 99.3
                                                                    ------------

               8.11     Amendment  and  Waiver.  This  Agreement may be amended,
                        ---------------------
modified or supplemented only by a writing executed by each of the parties. Either party may in writing waive any provision of this Agreement to the extent such provision is for the benefit of the waiving party. No waiver by either party of a breach of any provision of this Agreement shall be construed as a waiver of any subsequent or different breach, and no forbearance by a party to seek a remedy for noncompliance or breach by the other party shall be construed as a waiver of any right or remedy with respect to such noncompliance or breach.

               8.12     Binding  Effect.  The provisions of this Agreement shall
                        ---------------
bind and inure to the benefit of the parties and their respective successors and permitted assigns.

               8.13     Notice.  Any  notices  or  communications  required  or
                        ------
permitted by this Agreement shall be deemed sufficiently given if in writing and when delivered personally or 48 hours after deposit with the United States Postal Service as registered or certified mail, postage prepaid and addressed as follows:

                    (a) If to Employer, to the principal office of Employer in the State of California, marked "Attention: Terren S. Peizer, Chairman"; or

                    (b) If to Employee, to the most recent address for Employee appearing in Employer's records.

               8.14     Headings.  The  Section  and other headings contained in
                        --------
this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

                                                                    EXHIBIT 99.3
                                                                    ------------

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                              EMPLOYER

                                              BrightCube,  Inc.

                                              By:_______________________________


                                              Name:_____________________________
                                              Title:____________________________

                                              EMPLOYEE


                                              __________________________________
                                              Al  Marco

                                                                    EXHIBIT 99.3
                                                                    ------------

                                    EXHIBIT A
                                    ---------

                    Separation Agreement and General Release